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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                             CHESTER BANCORP, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                      000-21167                37-1359570
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        file number)           Identification No.)

                                1112 State Street
                                  P. O. Box 327
                                   Chester, IL           62233
              (Address of principal executive offices) (Zip Code)

                                  618-826-5038
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address. if changed since last report)

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Item 7. Exhibits

Exhibit 99.1 Press Release dated April 29, 2003

Item 9. Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition")

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

On April 29, 2003, Chester Bancorp, Inc. (the "Company") announced via press release the Company's preliminary results for its first quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 5, 2003

CHESTER BANCORP

By: /s/ Michael W. Welge

Michael Welge
Chairman of the Board, President and
Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit No.                       Description
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
   99.1                Press Release dated April 29, 2003